UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2011

PRIMEDIA Inc.

(Exact name of registrant as specified in its charter)

3585 Engineering Drive, Norcross, Georgia 30092

(Address of Principal Executive Offices)

1-11106

(Commission

File Number)

Delaware	13-3647573
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code 678-421-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On July 13, 2011, PRIMEDIA Inc., a Delaware corporation (the “Company”) completed its merger (the “Merger”) with Pittsburgh Acquisition, Inc., a Delaware corporation (“Merger Sub”) and a wholly owned subsidiary of Pittsburgh Holdings, LLC, a Delaware limited liability company (“Parent”), pursuant to the terms of the previously announced Agreement and Plan of Merger dated as of May 15, 2011 (the “Merger Agreement”), by and among Parent, Merger Sub and the Company. As a result of the Merger, the Company is now a wholly owned subsidiary of Parent, which in turn is controlled by affiliates of TPG Capital, L.P.

Item 1.01.	Entry into a Material Definitive Agreement.

On July 13, 2011, Parent, Merger Sub and the Company entered into a credit agreement (the “Credit Agreement”) by and among Parent, Merger Sub, the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Barclays Capital and UBS Securities LLC, as Co-Syndication Agents, and RBC Capital Markets, as Documentation Agent and the other lenders thereunder. A copy of the Credit Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Overview

The Credit Agreement provides for senior secured financing of $320.0 million, consisting of: (1) a term loan facility in an aggregate principal amount of $280.0 million (the “Term Loan Facility”), which matures on January 13, 2018, and (2) a revolving credit facility in an aggregate principal amount of $40.0 million (the “Revolving Credit Facility”, and together with the Term Loan Facility, the “Senior Secured Credit Facilities”), which matures on July 13, 2016. In addition, approximately $2.15 million of letters of credit were issued under the Revolving Credit Facility to backstop outstanding letters of credit previously issued under the Company’s terminated credit facility.

The Company is the borrower under the Senior Secured Credit Facilities. The Revolving Credit Facility includes borrowing capacity available for letters of credit and for borrowings on same-day notice, referred to as the swingline loans.

Interest Rate and Fees

Amounts borrowed under the Revolving Credit Facility bear interest, at the Company’s option, at a rate of either the base rate plus applicable margin ranging from 5.00% to 4.75% or LIBOR plus an applicable margin ranging from 6.00% to 5.75%. The Term Loan Facility bears interest at a rate, at the Company’s option, equal to the base rate plus 5.00% or LIBOR (subject to a floor of 1.50%) plus 6.00%.

In addition to paying interest on outstanding principal under the Senior Secured Credit Facilities, the Company is required to pay a commitment fee ranging from 0.625% to 0.500% per annum to the lenders under the Revolving Credit Facility on the actual daily unused portion of the Revolving Credit Facility, payable quarterly in arrears on the last business day of each March, June, September and December, commencing with the first such date to occur after July 13, 2011. The Company is also required to pay customary letter of credit fees. All computations of interest for base rate loans are calculated on the basis of a year of 365 days or 366 days, as the case may be and actual days elapsed. All other computations of fees and interest are calculated on the basis of a 360 day year and actual days elapsed.

Prepayment

The Credit Agreement requires the Company to prepay outstanding term loans, subject to certain exceptions, with:

—

75% of excess cash flow, which percentage will be reduced to 50% if the Company’s senior secured leverage ratio is equal to or less than 2.50:1.00, to 25% if the Company’s senior secured leverage ratio is equal to or less than 1.50:1.00 and to 0% if the Company’s senior secured leverage ratio is equal to or less than 1:00:1.00;

—

100% of the net cash proceeds of all non-ordinary course asset sales or other dispositions of property by Parent, the Company or certain of the Company’s subsidiaries, subject to the Company’s right to reinvest or commit to reinvest 100% of such net proceeds in assets to be used in the Company’s business or to make certain other permitted investments within 12 months (as long as such reinvestment is completed within 18 months following receipt thereof) in lieu of making such prepayment; and

—	100% of the net cash proceeds of any incurrence of debt, other than proceeds from debt permitted under the Senior Secured Credit Facilities.

The foregoing mandatory prepayments will be applied first to the next eight scheduled installments of principal of the Term Loan Facility in forward order of maturity and then ratably to the remaining scheduled installments.

The Company may voluntarily prepay outstanding loans under the Senior Secured Credit Facilities in whole or in part at any time without premium or penalty, other than customary breakage costs with respect to LIBOR loans. However, if prior to the first or second anniversary of the closing date, the Company refinances the term loans such that the term loans are prepaid, the Company will pay a prepayment premium of 2% or 1%, respectively, of the principal amount that is being refinanced.

Amortization

The Term Loan Facility will amortize in equal quarterly installments in aggregate annual amounts equal to 1.00% of the aggregate gross principal amount of the Term Loan Facility, with the balance being payable on January 13, 2018.

Principal amounts outstanding under the Revolving Credit Facility are due and payable in full at maturity on July 13, 2016.

Guarantee and Security

All obligations under the Senior Secured Credit Facilities are unconditionally guaranteed jointly and severally by Parent and each of the Company’s existing and subsequently acquired or organized direct or indirect wholly-owned material domestic restricted subsidiaries (subject to certain exceptions).

All obligations under the Senior Secured Credit Facilities, and the guarantees of such obligations, are secured, subject to permitted liens and other exceptions, by substantially all of the Company’s assets and the assets of each guarantor, including but not limited to: (i) a perfected pledge of all the Company’s equity interests and each of the Company’s wholly-owned material subsidiaries directly held by the Company or a guarantor (limited to 65% of voting stock in the case of foreign subsidiaries) and (ii) perfected security interests in substantially all of the Company’s and each guarantor’s tangible and intangible personal property (in all cases, subject to certain customary exceptions).

Certain Covenants and Events of Default

The Senior Secured Credit Facilities contain a number of covenants that, among other things, restrict, subject to certain exceptions, the ability of each of Parent, the Company and the Company’s restricted subsidiaries to:

—	incur additional indebtedness;

—	create liens;

—	engage in mergers or consolidations;

—	sell or transfer assets;

—	pay dividends and distributions or repurchase its capital stock;

—	make investments, loans or advances;

—	prepay certain subordinated indebtedness;

—	make certain acquisitions;

—	engage in certain transactions with affiliates;

—	amend material agreements governing certain subordinated indebtedness; and

—	change its fiscal year.

In addition, the Senior Secured Credit Facilities require the Company to comply with the following financial maintenance covenants: a maximum senior secured leverage ratio and a minimum consolidated interest expense ratio.

The Senior Secured Credit Facilities also contain certain customary affirmative covenants and events of default, including upon a change of control.

Copies of the Pledge and Security Agreement and the Guarantee are attached as Exhibits 10.2 and 10.3 hereto and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On July 13, 2011, the Company repaid and terminated all commitments under the credit agreement, dated as of August 1, 2007 (as amended on June 30, 2009) among the Company, various lending institutions, The Bank of New York, as Syndication Agent, Lehman Brothers Inc., as Co-Documentation Agent, Citibank, N.A., as Co-Documentation Agent, Fifth Third Bank, as Co-Documentation Agent, and Credit Suisse, Cayman Islands Branch, as Administrative Agent, other than certain obligations of the Company and the letter of credit issuer in respect of certain letters of credit that will remain outstanding. In connection with such termination, the Company repaid all outstanding loans, interest and certain fees accrued under this credit agreement through the date of termination, and all liens on assets of the Company and its subsidiaries guaranteeing such facility, together with such subsidiary guarantees, were released and terminated.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 13, 2011, in connection with the Merger, the Company notified the New York Stock Exchange (the “NYSE”) of its intent to remove its common stock from listing on the NYSE. On July 14, 2011, the NYSE filed with the SEC an application on Form 25 to delist and deregister the Company’s common stock. In addition, the Company will file with the SEC a certification and notice of termination on Form 15 with respect to the Company’s common stock, requesting that the Company’s common stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Company’s common stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to the Rights of Security Holders.

As of the effective time of the Merger, each share of Company common stock (other than shares owned by (i) Parent or Merger Sub directly or indirectly, (ii) the Company or any wholly owned subsidiary of the Company or (iii) stockholders who have properly exercised and perfected appraisal rights under Delaware law), was converted into the right to receive $7.10 in cash, without interest and less any applicable withholding taxes.

Item 5.01.	Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, the Merger was completed on July 13, 2011 upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware, at which time Merger Sub merged with and into the Company. As a result, the Company became a wholly owned subsidiary of Parent, with Parent owning 100% of the Company’s common stock.

This description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the following members of the Company’s board of directors resigned at the effective time of the Merger: Dean B. Nelson, David A. Bell, Beverly C. Chell, David T. Ciporin, Meyer Feldberg, Perry Golkin, H. John Greeniaus, Kevin J. Smith and Thomas C. Uger.

Following such resignations, David I. Trujillo, Jacob M. Chacko and Asiff Hirji were elected to the board of directors and Charles J. Stubbs was reelected to the board of directors.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of the effective time of the Merger, pursuant to the Merger Agreement, the certificate of incorporation and by-laws of the Company were amended and restated. The amended certificate of incorporation and by-laws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) through (c): Not applicable.

(d) Exhibits:

Exhibit	Description

Number

2.1	Agreement and Plan of Merger, dated May 15, 2011, by and among PRIMEDIA Inc., Pittsburgh Holdings, LLC and Pittsburgh Acquisition, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of PRIMEDIA Inc. filed on May 17, 2011).

3.1	Amended and Restated Certificate of Incorporation of the Company, adopted July 13, 2011.

3.2	By-laws of the Company, adopted July 13, 2011.

10.1	Credit Agreement, dated as of July 13, 2011, by and among Pittsburgh Acquisition, Inc., which on July 13, 2011 was merged with and into PRIMEDIA Inc., with PRIMEDIA Inc. surviving such merger, as the Borrower, Pittsburgh Holdings, LLC, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Barclays Capital and UBS Securities LLC, as Co-Syndication Agents, RBC Capital Markets, as Documentation Agent and the other lenders party thereto.

10.2	Pledge and Security Agreement, dated as of July 13, 2011, by and among Pittsburgh Acquisition, Inc., which on July 13, 2011 was merged with and into PRIMEDIA Inc., with PRIMEDIA Inc. surviving such merger, as the Borrower, Pittsburgh Holdings, LLC, the other guarantors party thereto from time to time, and Bank of America, N.A., as Administrative Agent.

10.3	Guaranty, dated as of July 13, 2011, by and among Pittsburgh Holdings, LLC, the other guarantors party thereto from time to time, and Bank of America, N.A., as Administrative Agent.

99.1	Press Release announcing closing of the Merger, dated July 13, 2011 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of PRIMEDIA Inc., filed on July 13, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMEDIA INC.

By:	/s/ KEITH L. BELKNAP
Name: Keith L. Belknap
Title: Senior Vice President, General Counsel and Secretary

Dated: July 18, 2011

EXHIBIT INDEX

Exhibit	Description

Number

2.1	Agreement and Plan of Merger, dated May 15, 2011, by and among PRIMEDIA Inc., Pittsburgh Holdings, LLC and Pittsburgh Acquisition, Inc. (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K of PRIMEDIA Inc., filed on May 17, 2011).

3.1	Amended and Restated Certificate of Incorporation of the Company, adopted July 13, 2011.

3.2	By-laws of the Company, adopted July 13, 2011.

10.1	Credit Agreement, dated as of July 13, 2011, by and among Pittsburgh Acquisition, Inc., which on July 13, 2011 was merged with and into PRIMEDIA Inc., with PRIMEDIA Inc. surviving such merger, as the Borrower, Pittsburgh Holdings, LLC, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Barclays Capital and UBS Securities LLC, as Co-Syndication Agents, RBC Capital Markets, as Documentation Agent and the other lenders party thereto.

10.2	Pledge and Security Agreement, dated as of July 13, 2011, by and among Pittsburgh Acquisition, Inc., which on July 13, 2011 was merged with and into PRIMEDIA Inc., with PRIMEDIA Inc. surviving such merger, as the Borrower, Pittsburgh Holdings, LLC, the other guarantors party thereto from time to time, and Bank of America, N.A., as Administrative Agent.

10.3	Guaranty, dated as of July 13, 2011, by and among Pittsburgh Holdings, LLC, the other guarantors party thereto from time to time, and Bank of America, N.A., as Administrative Agent.

99.1	Press Release announcing closing of the Merger, dated July 13, 2011 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of PRIMEDIA Inc., filed on July 13, 2011).